UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

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PUTNAM TARGET DATE FUNDS

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We Need
Your Vote

Please vote today on a matter affecting your investment in Putnam
RetirementReady® Funds

Your prompt response to this proxy statement is important.

Voting now can help save costs.

A MESSAGE FROM PUTNAM
INVESTMENTS AND THE BOARD OF
TRUSTEES OF THE PUTNAM FUNDS

Putnam RetirementReady® Funds

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in the Putnam RetirementReady® Funds. These funds will hold a shareholder meeting on September 10, 2020 to decide the proposals described below. We are asking you — and all shareholders — to consider and vote on this important matter.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend and vote your shares at the shareholder meeting on September 10, 2020 on the following proposals.

Proposal 1: Approving a new management contract for your fund.

Shareholders of all RetirementReady Funds, including your fund, are being asked to approve a new management contract with Putnam Investment Management, LLC, your fund’s investment adviser. The new management contract is part of a fee restructuring project intended to reduce the overall cost (direct and indirect fees and expenses) of the RetirementReady Funds.

We recommend you vote for the new management contract.

2	Proxy Statement

Proposal 2: Approving a change in the fundamental investment restriction with respect to diversification.

Shareholders of five RetirementReady Funds are being asked to approve a change in the fundamental investment restriction with respect to diversification to conform with the diversification restriction of other Putnam funds.

We recommend you vote for the change in the fundamental investment restriction.

The enclosed proxy statement contains detailed information regarding both proposals.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before

Proxy Statement	3

the meeting and any postponement and adjournment thereof, your shares will be voted at the discretion of the persons designated on the proxy card.

Your vote is extremely important. If you have questions, please call toll-free 1-877-520-8548 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

4	Proxy Statement

Table of Contents

Notice of a Special Meeting of Shareholders	6
Further Information About Voting and the Special Meeting	18
Appendix A: Number of Shares Outstanding as of the Record Date	A-1
Appendix B: Form of New Management Contract	B-1
Appendix C: Management Fees Paid Under Current and
New Management Contracts	C-1
Appendix D: Current and Pro Forma Total Annual Operating Expense Tables	D-1
Appendix E: Previous Trustee Approval of Management Contract for the
RetirementReady® Funds in June 2019	E-1
Appendix F: Other Similar Funds Advised by Putnam Management	F-1
Appendix G: 5% Beneficial Ownership	G-1

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-877-520-8548 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 10, 2020.

The proxy statement is available at
https://www.putnam.com/static/pdf/email/RetirementReady-proxy-voting.pdf.

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Notice of a Special Meeting of Shareholders

To the Shareholders of:

PUTNAM RETIREMENTREADY® FUNDS
Putnam RetirementReady 2060 Fund
Putnam RetirementReady 2055 Fund
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady Maturity Fund

This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in case you wish to attend.

A Special Meeting of Shareholders of your fund will be held on September 10, 2020, at 11:00 a.m. Eastern time, at the principal offices of the fund on the 2nd floor of 100 Federal Street, Boston, Massachusetts 02110, to consider the following two proposals:

Proposal	Proposal Description	Affected Funds
1.	Approving a new	All funds
management contract
for your fund

2.	Approving a change	Putnam RetirementReady 2035 Fund
	in the fundamental	Putnam RetirementReady 2030 Fund
	investment restric-	Putnam RetirementReady 2025 Fund
	tion with respect	Putnam RetirementReady 2020 Fund
	to diversification	Putnam RetirementReady Maturity Fund

As part of our effort to maintain a safe and healthy environment at the special meeting, each fund and the Trustees are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the novel coronavirus disease, COVID-19. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting.

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By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair	Paul L. Joskow
Liaquat Ahamed	Robert E. Patterson
Ravi Akhoury	George Putnam, III
Barbara M. Baumann	Robert L. Reynolds
Katinka Domotorffy	Manoj P. Singh
Catharine Bond Hill	Mona K. Sutphen

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions via the Internet or by telephone, or to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

June 25, 2020

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Proxy Statement

This document will give you the information you need to vote on both proposals. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you do not understand, please call toll-free 1-877-520-8548, or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the Putnam RetirementReady® Funds for use at the funds’ special meeting of shareholders on September 10, 2020 and, if the meeting is postponed or adjourned, at any later sessions, for the purpose of approving a new management contract for each RetirementReady Fund and approving a change in the fundamental investment restriction with respect to diversification for five RetirementReady Funds. The Notice of a Special Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about June 25, 2020.

How do your fund’s Trustees recommend that shareholders vote on the proposals?

The Trustees recommend that you vote FOR both proposals.

Who is eligible to vote?

Shareholders of record of the fund at the close of business on June 15, 2020 (the “Record Date”) are entitled to be present and to vote at the meeting or, if it is postponed or adjourned, at any later sessions.

The number of shares of the fund outstanding on the Record Date is shown in Appendix A. Each share is entitled to one vote, with fractional shares voting proportionately.

How will your shares be voted?

Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

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PROPOSAL 1: APPROVING A NEW MANAGEMENT CONTRACT FOR YOUR FUND

Putnam RetirementReady 2060 Fund
Putnam RetirementReady 2055 Fund
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady Maturity Fund

(For purposes of this Proposal 1, each a “fund” or “RetirementReady Fund.”)

What is this proposal?

Shareholders of all RetirementReady Funds, including your fund, are being asked to approve a new management contract with Putnam Investment Management, LLC (“Putnam Management”), your fund’s investment adviser.

Why did Putnam Management propose a new management contract for your fund?

Putnam Management is proposing the new management contract as part of a new fee and expense structure for the RetirementReady Funds, which is expected to reduce the overall cost (direct and indirect fees and expenses) of the funds. The new fee and expense structure is also expected to reduce fluctuations in the cost of the funds. A form of the new management contract, marked to show proposed changes, appears in Appendix B.

Currently, the RetirementReady Funds do not pay a management fee to Putnam Management. Instead, the RetirementReady Funds bear management fees indirectly, because the RetirementReady Funds invest all of their assets in underlying Putnam funds which themselves pay management fees to Putnam Management. The RetirementReady Funds also indirectly bear the other fees and expenses of the underlying funds. The aggregate amount of underlying fund fees and expenses is referred to as “acquired fund fees and expenses.” Currently, the RetirementReady Funds may experience fluctuations in overall cost because the acquired fund fees and expenses vary over time and depending on a RetirementReady Fund’s allocations to underlying funds. For example, if, due to changes in a RetirementReady Fund’s allocation to underlying funds in accordance with its predetermined “glide path,” Putnam Management allocates more of a RetirementReady Fund’s assets to underlying funds with higher total fees and expenses, the RetirementReady Fund’s acquired fund fees and expenses, and thus, its overall cost, would increase.

Under the proposed management contract, each RetirementReady Fund will pay a management fee directly to Putnam Management. However, Putnam Management will also agree to an expense limitation agreement, under which it will reimburse each

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RetirementReady Fund in full for its acquired fund fees and expenses and cap each RetirementReady Fund’s total overall costs so that, overall, each share class of each RetirementReady Fund will have lower overall costs (direct and indirect fees and expenses), with the exception of Class R shares, which are expected to experience a slight increase in overall cost. As a result, investment decisions concerning underlying funds would not affect the overall cost of any RetirementReady Fund. In addition, Putnam Management believes the new fee and expense structure will achieve more stable and predictable expenses for the RetirementReady Funds and their shareholders.

If shareholders of each RetirementReady Fund approve the new management contract, Putnam Management estimates that the annual aggregate overall expenses for the RetirementReady Funds will decrease by an estimated $600,000 relative to actual expenses as of July 31, 2019, taking into account the new expense limitation agreement.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each RetirementReady Fund approve, the new management contract with Putnam Management.

What is the voting requirement for approving Proposal 1?

Approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each RetirementReady Fund, which is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

The new management contract for each fund, and the new expense limitation agreement, will only become effective if the shareholders of each RetirementReady Fund approve the new management contract.

What are the implications for each RetirementReady Fund if the new management contract is approved?

New Management Contract. The new management contract establishes the management fee that each RetirementReady Fund will pay. Under the new management contract, a RetirementReady Fund’s management fee will be set each fiscal year based on a defined fee schedule in which the management fee paid by the RetirementReady Fund declines as a percentage of its net assets as the RetirementReady Fund approaches the target year indicated in its name. For example, the annual rate for RetirementReady Funds with 41 to 45 years until their target year is 0.55%, the annual rate for RetirementReady Funds with 36 to 40 years until their target year is 0.54%, and so on. Near the end of a RetirementReady Fund’s target year, the RetirementReady Fund will be merged into RetirementReady Maturity Fund, which pays a management fee at a fixed ongoing annual rate.

All other terms and conditions of the new management contract (except for effective date, the new name of the trust of which each Retirement Ready Fund is a series (Putnam Target Date Funds), the term of the contract and the addition of new funds to the contract)

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are substantially identical to those of each RetirementReady Fund’s current management contract. The services to be provided under the new management contract are the same as the services currently provided under the current management contract. The new management contract, marked to show the proposed changes, as well as the new management fee schedule for the RetirementReady Funds, is included in Appendix B.

Comparison of Management Fees. Under the current management contract, the RetirementReady Funds do not pay a management fee to Putnam Management. Instead, the funds bear management fees indirectly, because the underlying funds in which each RetirementReady Fund invests pay management fees to Putnam Management.

As discussed above, under the new management contract, Putnam Management will receive a management fee, payable monthly by each RetirementReady Fund within 30 days after the close of each month at a specific annual rate of the fund’s average net assets (as shown in Appendix B). The annual rate is set by referring to the target year indicated in the RetirementReady Fund’s name, such that the fund’s management fees are reduced as the fund approaches its target year. Near the end of a RetirementReady Fund’s target year, the RetirementReady Fund will be merged into RetirementReady Maturity Fund, which has a fixed ongoing annual rate (as shown in Appendix B).

With respect to each RetirementReady Fund, Appendix C shows the aggregate amount paid to Putnam Management under the current management contract for the fiscal year ended July 31, 2019 and the amount Putnam Management would have been paid for the period if the new management contract had been in effect.

Comparison of Total Expenses. Currently, Putnam Management reimburses each RetirementReady Fund for other expenses (excluding payments under its distribution plans, payments under the investor servicing contract, brokerage expenses, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses).

If the new management contract is approved, Putnam Management will implement a new expense limitation agreement for each RetirementReady Fund. Under the new expense limitation agreement, Putnam Management will contractually agree to reimburse each RetirementReady Fund’s “acquired fund fees and expenses” in full, which includes the management fees and all other fees and expenses borne indirectly by the RetirementReady Fund through its investments in underlying funds. In addition, under the new expense limitation agreement, Putnam Management will contractually agree to a cap on each RetirementReady Fund’s total annual operating expenses, and Putnam Management will waive and/or reimburse the expenses of each RetirementReady Fund to the extent necessary to limit the total annual operating expenses of each share class of each RetirementReady Fund (excluding payments under the fund’s distribution plan, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and line of credit costs), and extraordinary expenses) to the annual rate noted below (measured on a fiscal year basis):

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Share Class	Net Total Expense Ratio Cap
Class A	0.90%
Class B	1.65%
Class C	1.65%
Class R	1.30%
Class R3*	1.05%
Class R4*	0.80%
Class R5*	0.65%
Class R6	0.55%
Class Y	0.65%

* Class R3, R4 and R5 shares have not yet commenced operations and are expected to commence operations on or about October 1, 2020. The launch of Class R3, Class R4 and Class R5 shares is contingent upon approval of Proposal 1 by shareholders of each of the RetirementReady Funds.

These expense limitations are contingent upon the implementation of the new management contract for the RetirementReady Funds (which, in turn, is contingent upon approval of the management contract by shareholders of each of the RetirementReady Funds). The expense limitation agreement, as amended, will remain in effect until November 30, 2021 for each RetirementReady Fund except RetirementReady 2060 Fund, whose agreement will remain in effect through November 30, 2030, and the agreement may be modified or discontinued before these dates only with the approval of the Board of Trustees. If the expense limitation agreement is not extended beyond these dates, or if it is modified or extended on modified terms, the RetirementReady Funds’ net total expense ratios may be higher than the ratios presented above.

As an example, the Annual Fund Operating Expenses Table for Class Y shares of RetirementReady 2025 Fund is provided below. Please see Appendix D for the Annual Operating Expenses table for your share class and RetirementReady Fund. The table below compares the actual Fund fees and expenses for Class Y shares on the fiscal year ended July 31, 2019 to the expenses that would have been paid during the same period if the new management contract and expense limitation had been in effect.

Putnam RetirementReady 2025 Fund – Class Y shares	Current	Proposed
Management Fees	0.00%	0.48%
Distribution and service (Rule 12b-1) fees	N/A	N/A
Other Expenses	0.24%	0.23%<
Acquired Fund Fees and Expenses	0.56%	0.56%
Total Annual Fund Operating Expenses	0.80%	1.27%
Expense Reimbursement	(0.10)%#	(0.62)%*
Total Annual Fund Operating Expenses after
Expense Reimbursement	0.70%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

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* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

Implementation of New Management Contract. If this proposal is approved by shareholders of all RetirementReady Funds, the new management contract will take effect the first day of the first month following approval (which is expected to be October 1, 2020) or at a later time as Putnam Management may deem appropriate under the circumstances. It will remain in effect (unless terminated) through June 30, 2021, and would continue in effect from year to year after that so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the relevant fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. “Independent Trustees” are those Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or Putnam Management.

At the time the new management contract becomes effective, Putnam Management will contractually agree to reimburse the RetirementReady Funds’ acquired fund fees and expenses resulting from the funds’ investment in underlying funds, as well as to cap the RetirementReady Funds’ total annual operating expenses, as discussed in the “Comparison of Total Expenses” section above.

If this proposal is not approved by shareholders of all RetirementReady Funds, then the current management contract will continue in effect for all RetirementReady Funds as long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the relevant fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. In this case, the RetirementReady Funds’ current expense limitation arrangement will also remain in effect through November 30, 2020 for all funds with the exception of RetirementReady 2060 Fund, where the current expense limitation arrangement will remain in effect through November 30, 2029, and the new expense limitation agreement will not take effect. These obligations may be modified or discontinued only with the approval of the Board of Trustees.

Current Management Contract. The current management contract for each RetirementReady Fund (excluding RetirementReady 2060 Fund) is dated February 27, 2014, and was last approved by shareholders on February 27, 2014, after receiving the unanimous approval of the Trustees in 2013. Shareholders of each fund (excluding RetirementReady 2060 Fund) voted to approve the current management contract following the death on October 8, 2013 of the Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The current management contract has not been submitted for approval by the shareholders of any RetirementReady Fund (excluding RetirementReady 2060 Fund) since February 27, 2014. RetirementReady 2060 Fund was launched on November 30, 2015, and its current management contract was

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last approved by its initial shareholder on November 30, 2015 in connection with the organization of the fund.

If the new management contract is approved, would there be changes to the investment goal, strategies or risks of the RetirementReady Funds?

No. The proposal will not impact the investment goal, strategies or risks of the RetirementReady Funds.

If the new management contract is approved, will there be other changes to the RetirementReady Funds?

Yes. If the new management contract is approved, Putnam Management will amend the investor servicing agreement between Putnam Investor Services, Inc. (“PSERV”) and the Putnam Funds to implement a new investor servicing fee schedule for the RetirementReady Funds, which will provide for flat investor servicing fees by share class. In addition, if the new management contract is approved, Putnam Management will also launch new Class R3, R4 and R5 shares of each RetirementReady Fund and amend the eligibility criteria for Class A, B, C and Y shares of each RetirementReady Fund. Under the new eligibility criteria for Class A, B, C and Y shares, new purchases by employer-sponsored retirement plans will be not permitted. In addition, current employer-sponsored retirement plan shareholders holding Class A, C or Y shares will be exchanged into Class R3, R or R4 shares, respectively, on or about October 1, 2020, unless the applicable plan notifies PSERV of its desire to be exchanged into another share class for which it is eligible on a specified date that will be prior to October 1, 2020.

The total net expense ratio of employer-sponsored retirement plan shareholders will increase following these exchanges in light of the higher investor servicing fee associated with the share classes into which these shareholders will be exchanged. Advance notice of this exchange will be provided to all employer-sponsored retirement plans.

What factors did the Independent Trustees consider in evaluating the proposed new management contract?

At their meeting on May 15, 2020, the Independent Trustees approved, subject to approval by the RetirementReady Funds’ shareholders, each fund’s new management contract with Putnam Management. In substance, the new management contract differed from the current management contract only in that it charges each fund a management fee directly.

In considering whether to approve the new management contract at various meetings, including meetings held in November 2019, April 2020, and May 2020, the Trustees took into account that they had most recently approved the annual continuation of each RetirementReady Fund’s current management contract with Putnam Management in June 2019. Because, other than the introduction of a management fee, the new management contract was substantially identical to each Retirement Ready Fund’s current management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of each fund’s current management contract, which is described at

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Appendix E below. The Trustees also noted that they would be considering the annual continuation of the RetirementReady Funds’ current management contract in June 2020 and had begun receiving specified information in connection with that consideration.

In approving the new management fees for the RetirementReady Funds, the Trustees considered information provided by Putnam Management, including, among other things, hypothetical examples comparing the total management fees under both the current and new contracts. The Trustees considered that the new management fee for each RetirementReady Fund (except RetirementReady Maturity Fund) is set by referring to the target year indicated in the fund’s name, such that the fund’s management fees are reduced as the fund approaches its target year. The Trustees also considered that RetirementReady Maturity Fund will have a fixed ongoing annual management fee rate.

The Trustees further considered that the increase in each RetirementReady Fund’s management fee will be accompanied by a new contractual expense limitation arrangement that will be implemented in connection with the new management contract. Specifically, they noted that Putnam Management will reimburse each RetirementReady Fund’s acquired fund fees and expenses, which are borne indirectly by the RetirementReady Fund because each RetirementReady Fund invests all of its assets in underlying Putnam funds which themselves pay management fees to Putnam Management. They also noted that Putnam Management will waive and/or reimburse each RetirementReady Fund to the extent necessary to cap its total annual operating expenses at a specified rate for each share class of the RetirementReady Fund. The support of Putnam Management for these expense limitations was an important factor in the Trustees’ decision to approve the new management contract.

In reviewing the new management fees of the RetirementReady Funds, the amendment to the funds’ expense limitation arrangement, and the overall fee restructuring, the Trustees noted that the proposal will result in reduced overall costs (direct and indirect fees and expenses) of the RetirementReady Funds for all Class A, B, C, R6 and Y shareholders, but will result in a slight increase in overall costs for Class R shareholders. In addition, the Trustees considered that Putnam Management believes that the new fee and expense structure will result in more stable and predictable total expenses for the RetirementReady Funds.

General conclusion

After considering the factors described above relating to the proposed new fee and expense structure for the RetirementReady Funds, and taking into account all of the factors considered as part of the approval of the continuance of the RetirementReady Funds’ current management contract in June 2019, as described in Appendix E, the Trustees, including the Independent Trustees, concluded that the new management contract was in the best interests of each RetirementReady Fund and its shareholders and unanimously approved the new management contract.

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What are the Trustees recommending?

The Trustees of your fund, including all of the Independent Trustees, unanimously recommend that shareholders approve the new management contract for your fund.

PROPOSAL 2: APPROVING A CHANGE IN THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO DIVERSIFICATION

Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady Maturity Fund

What is the Proposal?

The Trustees recommend that the fundamental investment restriction with respect to the acquisition of voting securities of any issuer be revised for each of the following funds: Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund and Putnam RetirementReady Maturity Fund (for purposes of this Proposal 2, the “Funds”).

The 1940 Act requires registered investment companies like the Funds to have fundamental investment restrictions governing specified investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. Fundamental investment restrictions can be changed only by a shareholder vote.

Each of the Funds is a diversified fund under the 1940 Act. Compared with a non-diversified fund, a diversified fund would be generally expected to have lesser exposures to individual portfolio securities. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. Under the 1940 Act, however, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing. The remaining 25% of the fund’s total assets is not subject to this restriction, and

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with respect to that remaining 25% of the fund’s total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer.

Currently, each Fund has a fundamental investment restriction that prohibits it, with respect to 75% of its total assets, from acquiring more than 10% of the outstanding voting securities of any issuer. This current fundamental investment restriction for the Funds is more restrictive than required by the 1940 Act because it does not include the relevant exclusions from the definition of a “diversified” fund expressed in the 1940 Act. Therefore, the Trustees are proposing to amend this fundamental restriction to align it with the requirements of the 1940 Act. The current and proposed investment policies are set forth below (new language is in bold):

Current Investment Restriction	Proposed Investment Restriction
[Each fund may not and will not]:	[Each fund may not and will not]:

1. With respect to 75% of its total assets, invest in	1. With respect to 75% of its total assets, invest in
securities of any issuer if, immediately after such	securities of any issuer if, immediately after such
investment, more than 5% of the total assets of the	investment, more than 5% of the total assets of the
fund (taken at current value) would be invested	fund (taken at current value) would be invested
in the securities of such issuer; provided that this	in the securities of such issuer; provided that this
limitation does not apply to obligations issued or	limitation does not apply to obligations issued or
guaranteed as to interest or principal by the U.S.	guaranteed as to interest or principal by the U.S.
government or its agencies or instrumentalities	government or its agencies or instrumentalities
or to securities issued by other investment	or to securities issued by other investment
companies.	companies.

2. With respect to 75% of its total assets, acquire	2. With respect to 75% of its total assets, acquire
more than 10% of the voting securities of any	more than 10% of the voting securities of any
issuer.	issuer; provided that this limitation does not
apply to obligations issued or guaranteed as to
interest or principal by the U.S. government or
its agencies or instrumentalities or to securities
issued by other investment companies.

The revised fundamental investment restriction for the Funds tracks the definition of a “diversified” fund under the 1940 Act and clarifies that the investment percentage restrictions do not apply to securities issued by other investment companies or to Government securities. As revised, the fundamental investment restriction would also align the investment restrictions and operations of the Funds with the other RetirementReady Funds.

What effect will amending the current restriction with respect to the acquisition of voting securities of any issuer have on your fund?

By aligning the restriction with the requirements of the 1940 Act, the proposed change would permit the Funds greater flexibility to invest in certain U.S. government securities and in the securities of other investment companies without limiting its right to exercise voting power with respect to those securities. Further, since the Funds generally invest all of their assets in other Putnam funds, the amended restriction will give the Funds greater flexibility in allocating their assets to the other Putnam Funds to pursue their investment objectives.

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What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve the change in the fundamental investment restriction with respect to diversification for the Funds.

What is the voting requirement for approving Proposal 2?

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the each Fund, which is defined under the 1940 Act, to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present or represented by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting or represented by proxy.

The outcome of the vote on Proposal 2 for one fund will not affect the outcome of the vote for any other fund.

Further Information About Voting and the Special Meeting

Quorum and Methods of Tabulation. Shareholders of all classes vote together as a single class. The holders of thirty percent of the shares of your fund outstanding at the close of business on the Record Date present in person or represented by proxy constitutes a quorum for the transaction of business with respect to both proposals.

Votes cast by proxy or in person at the meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Abstentions have the effect of a negative vote on the proposals. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote on the proposals any shares owned beneficially by their customers, there are unlikely to be any “broker non-votes” at the meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum, and as if they were votes against the proposals).

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts, and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the

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proposals will be approved and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval of the proposals, in accordance with the Trustees’ recommendation.

Share Ownership. At May 31, 2020, the officers and Trustees of the RetirementReady Funds as a group owned less than 1% of the outstanding shares of each class of the RetirementReady Funds, except Class Y shares of Putnam RetirementReady 2020 Fund, of which they owned 1.07%, Class Y shares of Putnam RetirementReady 2055 Fund, of which they owned 1.21%, and Class R6 shares of Putnam RetirementReady Maturity Fund, of which they owned 5.95%. Other than those listed on Appendix G, no person owned of record or to the knowledge of the RetirementReady Funds beneficially 5% or more of any class of shares of any RetirementReady Fund. See Appendix G for information about persons owning 5% or more of any class of shares of each RetirementReady Fund.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, these votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time.

Shareholders of your fund also have the opportunity to submit voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. Giving a proxy will not affect your right to vote at the meeting should you decide to attend it. To vote online using the Internet,

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please access the Internet address listed on the proxy card and follow the instructions on the Internet site. Note that, if you have a smart phone with a “QR” reader, you may access the Internet address by scanning the QR code on your proxy card. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expenses of the Solicitation. For managing your fund’s proxy campaign, Computershare will receive a proxy management fee of $7,500 plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. While fees paid will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees are estimated to be approximately $240,000. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. The RetirementReady Funds will bear the expenses of solicitation pro rata based on the number of shareholder accounts.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend the meeting and vote. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders.

Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In accordance with the regulations of the SEC and the fund’s governing documents, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

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The Board Policy and Nominating Committee of the Board of Trustees, which consists only of Independent Trustees, considers nominees recommended by shareholders of a fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and a fund’s Agreement and Declaration of Trust (“Declaration of Trust) and Amended and Restated Bylaws (“Bylaws”).

Postponement and Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice before the time scheduled for such meeting.

In addition to any ability that the persons named as proxies may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by your fund’s Declaration of Trust and Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, the adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited

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in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies. As a result of a contractual expense limitation, Putnam Management will bear the costs of any additional solicitation and of any adjourned session.

Location. As part of our effort to maintain a safe and healthy environment at the special meetings, each fund and the Trustees are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the novel coronavirus disease, COVID-19. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Fund management. The address of your fund’s investment manager and administrator, Putnam Management, and your fund’s principal underwriter, Putnam Retail Management, is 100 Federal Street, Boston, Massachusetts 02110. The address of Putnam Investments Limited (“PIL”), which has been retained by Putnam Management as investment sub-adviser with respect to a portion of the assets of the funds, is 16 St James’s Street, London, England, SW1A 1ER. PIL is not currently managing any portion of the assets of the funds.

Financial information. Your fund’s clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at http://www.putnam.com/individual.

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Fund Information

Putnam Investments. Putnam Management, the funds’ investment manager, is an indirect wholly-owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Corporation of Canada group of companies, owns a majority interest in Putnam Investments. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada. The address of each of Putnam Investments and Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3. The address of Power Corporation of Canada is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7.

Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Management provides investment advisory services to other funds that may have investment goals and policies similar to those of the RetirementReady Funds. The table in Appendix F identifies these other funds and states their net assets and their current management fee rates.

Putnam Investments Limited. Putnam Investments Limited (“PIL”) is a registered investment adviser that has been retained by Putnam Management as investment sub-manager to the funds. PIL is owned directly by Putnam Advisory Holdings II, LLC, which is owned indirectly by Putnam Investments. Though Putnam Management has retained the services of PIL, PIL does not currently manage any assets of the funds. The directors of PIL, listed along with their principal business occupations at Putnam Investments, are Jeffrey L. Gould, Co-Head of Global Distribution, Alan G. McCormack, Head of Quantitative Equities and Risk, and Vivek Gandhi (FCA approval pending), Portfolio Manager. The address of PIL and of Messrs. Gandhi and McCormack is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of The Putnam Advisory Company, LLC and of Mr. Gould is 100 Federal Street, Boston, Massachusetts 02110. The address of Putnam Advisory Holdings II, LLC is 100 Federal Street, Boston, Massachusetts 02110. The Putnam Advisory Company and Putnam Investments Limited are both directly owned by Putnam Advisory Holdings II, LLC.

Putnam Retail Management. Putnam Retail Management, your fund’s principal underwriter, is a limited partnership whose general partner (and minority owner) is Putnam Retail Management GP, Inc. and whose limited partner and majority owner is Putnam U.S. Holdings I, LLC, which is also the sole owner of Putnam Retail Management GP, Inc. and an

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indirect wholly-owned subsidiary of Putnam Investments. The address of each of Putnam Retail Management, Putnam Retail Management GP, Inc. and Putnam U.S. Holdings I, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Investor Services, Inc. Putnam Investor Services, Inc. serves as your fund’s investor servicing agent. Putnam Investor Services, Inc. is an indirect wholly-owned subsidiary of Putnam Investments. The address of Putnam Investor Services, Inc. is 100 Federal Street, Boston, Massachusetts 02110.

The table below shows fee amounts each RetirementReady Fund paid to Putnam Management or its affiliates during the most recent fiscal year (for the 12 months ended July 31, 2019) for the services noted (other than under a management contract). The funds made no other material payments to Putnam Management or its affiliates during the period shown. These services will continue to be provided regardless of whether Proposal 1 is approved.

	Fees paid to Putnam	Fees paid to Putnam Retail
	Investor Services, Inc.	Management Limited
	for serving as investor	Partnership pursuant to
Fund	servicing agent ($)	distribution plans ($)
Putnam RetirementReady 2060 Fund	$1,513	$3,324
Putnam RetirementReady 2055 Fund	$32,460	$42,556
Putnam RetirementReady 2050 Fund	$75,710	$130,019
Putnam RetirementReady 2045 Fund	$93,427	$141,579
Putnam RetirementReady 2040 Fund	$183,740	$341,346
Putnam RetirementReady 2035 Fund	$161,396	$255,327
Putnam RetirementReady 2030 Fund	$243,964	$444,123
Putnam RetirementReady 2025 Fund	$174,727	$282,121
Putnam RetirementReady 2020 Fund	$247,595	$497,464
Putnam RetirementReady Maturity Fund	$136,628	$260,923

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or were liable to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

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Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. The officers of your fund are as follows:

Principal Occupation(s) During Past
Name, Address[1], Year of Birth,	Length of Service with the	5 Years and Position(s) with Fund’s
Position(s) Held with Fund	Putnam Funds[2]	Investment Adviser and Distributor[3]
Robert L. Reynolds (Born 1952)	Since 2008	President and Chief Executive Officer
President and Chief Executive		of Putnam Investments (2008 –
Officer		Present) and Chairman of Great-West
Lifeco U.S. Inc., a holding company
that owns Putnam Investments and
Great-West Financial (2019 – Present).
From 2014 to 2019, President and
Chief Executive Officer of Great-West
Financial, a financial services company
that provides retirement savings
plans, life insurance, and annuity and
executive benefits products, and of
Great-West Lifeco U.S. Inc. Member of
Putnam Investments’ and Great-West
Financial’s Board of Directors.
Jonathan S. Horwitz[4] (Born	Since 2004	Executive Vice President, Principal
1955)Executive Vice President,		Executive Officer, and Compliance
Principal Executive Officer, and		Liaison, The Putnam Funds.
Compliance Liaison
Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam
Vice President and Chief Legal		Investments, Putnam Management
Officer		and Putnam Retail Management.
James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer (2016 –
Vice President and Chief		present) and Chief Risk Officer
Compliance Officer		(since 2020), Putnam Investments.
Chief Compliance Officer, Putnam
Management (2016 – Present).
Associate General Counsel, Putnam
Investments, Putnam Management
and Putnam Retail Management
(2003-2015).
Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk,
Vice President, Treasurer, and		The Putnam Funds
Clerk
Richard T. Kircher (Born 1962)	Since 2019	Assistant Director, Operational
Vice President and BSA		Compliance, Putnam Investments and
Compliance Officer		Putnam Retail Management (2015 –
Present). Sr. Manager, Operational
Compliance, Putnam Investments and
Putnam Retail Management (2004-
2015).
Janet C. Smith (Born 1965)Vice	Since 2007	Head of Fund Administration Services,
President, Principal Financial		Putnam Investments and Putnam
Officer, Principal Accounting		Management.
Officer, and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office, and
Vice President and Assistant		Control Services, Putnam Investments,
Treasurer		and Putnam Management.

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Principal Occupation(s) During Past
Name, Address[1], Year of Birth,	Length of Service with the	5 Years and Position(s) with Fund’s
Position(s) Held with Fund	Putnam Funds[2]	Investment Adviser and Distributor[3]
Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President		Putnam Investments and Putnam
Retail Management
Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting
Vice President, Director of		and Corporate Governance, Assistant
Proxy Voting and Corporate		Clerk, and Assistant Treasurer, The
Governance, Assistant Clerk, and		Putnam Funds.
Assistant Treasurer
Denere P. Poulack[4] (Born	Since 2004	Assistant Vice President, Assistant
1968)Assistant Vice President,		Clerk, and Assistant Treasurer, The
Assistant Clerk, and Assistant		Putnam Funds.
Treasurer

1 The address of each Officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

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APPENDIX A — NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date (June 15, 2020), the funds had the following shares outstanding:

Putnam RetirementReady 2060 Fund

Class	Number of shares outstanding
Class A	155,602.665
Class B	1,826.578
Class C	17,529.001
Class R	1,224.177
Class R6	73,736.559
Class Y	7,965.326

Putnam RetirementReady 2055 Fund

Class	Number of shares outstanding
Class A	1,483,283.887
Class B	9,683.861
Class C	88,141.598
Class R	9,666.848
Class R6	594,772.740
Class Y	28,342.715

Putnam RetirementReady 2050 Fund

Class	Number of shares outstanding
Class A	3,003,177.222
Class B	16,994.629
Class C	49,705.682
Class R	32,826.829
Class R6	547,909.620
Class Y	22,569.229

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Putnam RetirementReady 2045 Fund

Class	Number of shares outstanding
Class A	3,518,580.771
Class B	28,168.446
Class C	53,204.583
Class R	10,746.158
Class R6	421,093.187
Class Y	33,163.120

Putnam RetirementReady 2040 Fund

Class	Number of shares outstanding
Class A	6,883,527.608
Class B	26,901.670
Class C	44,463.088
Class R	15,196.192
Class R6	655,924.360
Class Y	67,306.921

Putnam RetirementReady 2035 Fund

Class	Number of shares outstanding
Class A	5,672,049.320
Class B	23,324.023
Class C	73,605.336
Class R	30,751.007
Class R6	622,793.696
Class Y	63,039.513

Putnam RetirementReady 2030 Fund

Class	Number of shares outstanding
Class A	9,148,087.804
Class B	30,727.101
Class C	67,588.123
Class R	31,183.305
Class R6	949,278.396
Class Y	147,136.059

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Putnam RetirementReady 2025 Fund

Class	Number of shares outstanding
Class A	6,798,397.845
Class B	24,702.843
Class C	122,391.603
Class R	10,205.464
Class R6	760,809.688
Class Y	107,619.740

Putnam RetirementReady 2020 Fund

Class	Number of shares outstanding
Class A	11,045,182.188
Class B	24,882.807
Class C	104,872.359
Class R	16,545.714
Class R6	385,543.448
Class Y	52,681.751

Putnam RetirementReady Maturity Fund

Class	Number of shares outstanding
Class A	6,198,241.427
Class B	28,531.497
Class C	49,543.598
Class R	59,113.430
Class R6	144,265.580
Class Y	32,140.218

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APPENDIX B — FORM OF NEW MANAGEMENT CONTRACT

PUTNAM ~~RETIREMENTREADY~~ TARGET DATE FUNDS
AMENDED AND RESTATED MANAGEMENT CONTRACT

This Amended and Restated Management Contract is dated as of ~~February 27, 2014, and amended as of June 19, 2015,~~ [ , 2020] between PUTNAM ~~RETIREMENTREADY~~ TARGET DATE FUNDS, a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution

B-1

available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services,

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the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid monthly at the annual rates set forth on Schedule B (with respect to the RetirementReady Funds) and Schedule C (with respect to the Retirement Advantage Funds), each as attached to this Contract, as from time to time amended.

“Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each month while this Contract is in effect. The fee is payable for each month within 30 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

B-3

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, ~~2014~~ 2021, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable

B-4

guidance or interpretation of the Securities Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. NO THIRD-PARTY BENEFICIARIES

The terms of this Section 8 shall apply only to those Funds identified from time to time on Schedule ~~C~~ D to this Contract.

No shareholder or any person other than the Fund and the Manager is a party to this Contract or shall be entitled to any right or benefit arising under or in respect of this Contract; there are no third-party beneficiaries of this Contract. Without limiting the generality of the foregoing, nothing in this Contract is intended to, or shall be read to, (i) create in any shareholder or person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Manager, or (ii) create or give rise to any duty or obligation on the part of the Manager (including without limitation any fiduciary duty) to any shareholder or person other than the Fund, and all of the rights, duties, and obligations referred to in the foregoing clauses (i) and (ii) are hereby expressly excluded from this Contract.

9. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

[The remainder of this page is intentionally left blank.]

B-5

IN WITNESS WHEREOF, PUTNAM ~~RETIREMENTREADY~~ TARGET DATE FUNDS and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PUTNAM ~~RETIREMENTREADY~~ TARGET DATE FUNDS
By: ~~/s/ Jonathan S. Horwitz~~ _______________
Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer, and Compliance Liaison

PUTNAM INVESTMENT MANAGEMENT, LLC
By: ~~James P. Pappas~~ _______________
Robert T. Burns
Vice President and Chief Legal Officer
~~James P. Pappas~~
~~Director of Trustee Relations and Authorized Person~~

B-6

Schedule A

PUTNAM RETIREMENTREADY 2060 FUND
PUTNAM RETIREMENTREADY 2055 FUND
PUTNAM RETIREMENTREADY 2050 FUND
PUTNAM RETIREMENTREADY 2045 FUND
PUTNAM RETIREMENTREADY 2040 FUND
PUTNAM RETIREMENTREADY 2035 FUND
PUTNAM RETIREMENTREADY 2030 FUND
PUTNAM RETIREMENTREADY 2025 FUND
PUTNAM RETIREMENTREADY 2020 FUND
PUTNAM ~~RETIREMENT INCOME~~ RETIREMENTREADY MATURITY FUND ~~LIFESTYLE 1~~

PUTNAM RETIREMENT ADVANTAGE 2060 FUND
PUTNAM RETIREMENT ADVANTAGE 2055 FUND
PUTNAM RETIREMENT ADVANTAGE 2050 FUND
PUTNAM RETIREMENT ADVANTAGE 2045 FUND
PUTNAM RETIREMENT ADVANTAGE 2040 FUND
PUTNAM RETIREMENT ADVANTAGE 2035 FUND
PUTNAM RETIREMENT ADVANTAGE 2030 FUND
PUTNAM RETIREMENT ADVANTAGE 2025 FUND
PUTNAM RETIREMENT ADVANTAGE 2020 FUND
PUTNAM RETIREMENT ADVANTAGE MATURITY FUND

PUTNAM ~~RETIREMENTREADY~~ TARGET DATE FUNDS
By:_______________
Jonathan S. Horwitz
Executive Vice President, Principal Executive Officer, and
Compliance Liaison

PUTNAM INVESTMENT MANAGEMENT, LLC
By: ~~/s/ James P. Pappas~~ _______________
~~James P. Pappas~~ Robert T. Burns
~~Director of Trustee Relations and Authorized Person~~ Vice President and Chief
Legal Officer

B-7

Schedule B

PUTNAM RETIREMENTREADY 2060 FUND
~~0.00% of Average Net Assets.~~
PUTNAM RETIREMENTREADY 2055 FUND
~~0.00% of Average Net Assets.~~
PUTNAM RETIREMENTREADY 2050 FUND
~~0.00% of Average Net Assets.~~
PUTNAM RETIREMENTREADY 2045 FUND
~~0.00% of Average Net Assets.~~
PUTNAM RETIREMENTREADY 2040 FUND
~~0.00% of Average Net Assets.~~
PUTNAM RETIREMENTREADY 2035 FUND
~~0.00% of Average Net Assets.~~
PUTNAM RETIREMENTREADY 2030 FUND
~~0.00% of Average Net Assets.~~
PUTNAM RETIREMENTREADY 2025 FUND
~~0.00% of Average Net Assets.~~
PUTNAM RETIREMENTREADY 2020 FUND

Each fund will pay a management fee at the annual rate set forth in the table below of that fund’s Average Net Assets. The “Target Date” for each fund is the target date referenced in that fund’s name. “Years To Target Date” will be determined on September 30th of each year and will apply through September 30th of the following year. ~~0.00% of Average Net Assets.~~

~~PUTNAM RETIREMENT INCOME FUND LIFESTYLE 1~~

Years to Target Date	Annual Rate
45	0.55%
44	0.55%
43	0.55%
42	0.55%
41	0.55%
40	0.54%
39	0.54%
38	0.54%
37	0.54%
36	0.54%
35	0.53%
34	0.53%
33	0.53%
32	0.53%
31	0.53%

B-8

Years to Target Date	Annual Rate
30	0.52%
29	0.52%
28	0.52%
27	0.52%
26	0.52%
25	0.51%
24	0.51%
23	0.51%
22	0.51%
21	0.51%
20	0.50%
19	0.50%
18	0.50%
17	0.50%
16	0.50%
15	0.49%
14	0.49%
13	0.49%
12	0.49%
11	0.49%
10	0.48%
9	0.48%
8	0.48%
7	0.48%
6	0.48%
5	0.47%
4	0.47%
3	0.47%
2	0.47%
1	0.47%
Thereafter	0.47%

PUTNAM RETIREMENTREADY MATURITY FUND

The fund will pay a management fee at an annual rate of 0.46 % of the fund’s Average Net  Assets.

B-9

Schedule C

PUTNAM RETIREMENT ADVANTAGE 2060 FUND
PUTNAM RETIREMENT ADVANTAGE 2055 FUND
PUTNAM RETIREMENT ADVANTAGE 2050 FUND
PUTNAM RETIREMENT ADVANTAGE 2045 FUND
PUTNAM RETIREMENT ADVANTAGE 2040 FUND
PUTNAM RETIREMENT ADVANTAGE 2035 FUND
PUTNAM RETIREMENT ADVANTAGE 2030 FUND
PUTNAM RETIREMENT ADVANTAGE 2025 FUND
PUTNAM RETIREMENT ADVANTAGE 2020 FUND

Each fund will pay a management fee at the annual rate set forth in the table below of the Average Net Assets. The “Target Date” for each fund is the target date referenced in each fund’s name. “Years To Target Date” will be determined on September 30th of each year and will apply through September 30th of the following year.

Years to Target Date	Annual Rate
45	0.45%
44	0.45%
43	0.45%
42	0.45%
41	0.45%
40	0.44%
39	0.44%
38	0.44%
37	0.44%
36	0.44%
35	0.43%
34	0.43%
33	0.43%
32	0.43%
31	0.43%
30	0.42%
29	0.42%
28	0.42%
27	0.42%
26	0.42%
25	0.41%
24	0.41%
23	0.41%
22	0.41%

B-10

Years to Target Date	Annual Rate
21	0.41%
20	0.40%
19	0.40%
18	0.40%
17	0.40%
16	0.40%
15	0.39%
14	0.39%
13	0.39%
12	0.39%
11	0.39%
10	0.38%
9	0.38%
8	0.38%
7	0.38%
6	0.38%
5	0.37%
4	0.37%
3	0.37%
2	0.37%
1	0.37%
Thereafter	0.37%

PUTNAM RETIREMENT ADVANTAGE MATURITY FUND

~~0.00% of~~ The fund will pay a management fee at an annual rate of 0.36 % of the fund’s Average Net Assets.

B-11

Schedule ~~C~~ D

PUTNAM ~~RETIREMENTREADY~~ RETIREMENT ADVANTAGE 2060 FUND
PUTNAM RETIREMENT ADVANTAGE 2055 FUND
PUTNAM RETIREMENT ADVANTAGE 2050 FUND
PUTNAM RETIREMENT ADVANTAGE 2045 FUND
PUTNAM RETIREMENT ADVANTAGE 2040 FUND
PUTNAM RETIREMENT ADVANTAGE 2035 FUND
PUTNAM RETIREMENT ADVANTAGE 2030 FUND
PUTNAM RETIREMENT ADVANTAGE 2025 FUND
PUTNAM RETIREMENT ADVANTAGE 2020 FUND

B-12

APPENDIX C — MANAGEMENT FEES PAID UNDER CURRENT AND NEW MANAGEMENT CONTRACTS

The table below shows the aggregate amount paid to Putnam Management under the current management contract for the fiscal year ended July 31, 2019 and the amount Putnam Management would have been paid for the period if the new management contract had been in effect.

		Aggregate
	Aggregate Amount	Amount Paid
	Paid Under	Under New
Fund	Current Contract	Contract*	% Difference
Putnam RetirementReady 2060 Fund	$0	$8,406	N/A
Putnam RetirementReady 2055 Fund	$0	$123,638	N/A
Putnam RetirementReady 2050 Fund	$0	$330,533	N/A
Putnam RetirementReady 2045 Fund	$0	$358,839	N/A
Putnam RetirementReady 2040 Fund	$0	$794,684	N/A
Putnam RetirementReady 2035 Fund	$0	$626,508	N/A
Putnam RetirementReady 2030 Fund	$0	$981,897	N/A
Putnam RetirementReady 2025 Fund	$0	$638,526	N/A
Putnam RetirementReady 2020 Fund	$0	$945,090	N/A
Putnam RetirementReady Maturity Fund	$0	$489,561	N/A

* If the new management contract is approved, Putnam Management will implement a new expense limitation for each RetirementReady Fund. Under the new expense limitation agreement, Putnam Management will contractually agree to reimburse each RetirementReady Fund’s “acquired fund fees and expenses” in full, which includes the management fees and all other fees and expenses borne indirectly by the RetirementReady Fund through its investments in underlying funds. In addition, under the new expense limitation agreement, Putnam Management will contractually agree to a cap on each RetirementReady Fund’s total annual operating expenses, and Putnam Management will waive and/or reimburse the expenses of each RetirementReady Fund to the extent necessary to limit the total annual operating expenses of each share class of each RetirementReady Fund (excluding payments under the fund’s distribution plan, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and line of credit costs), and extraordinary expenses) to the annual rates noted in the above proxy statement.

C-1

APPENDIX D — CURRENT AND PRO FORMA TOTAL ANNUAL OPERATING EXPENSE TABLES

The following tables describe the fees and expenses that may be incurred when you buy and hold shares of each of the funds. Each table of Annual fund operating expenses provided below compares the actual fees and expenses of each fund, by share class, during the fiscal year ended July 31, 2019, to the expenses that would have been paid during the same period if the new management contract and expense limitation agreement had been in effect.

The tables below include information for Class R3, Class R4 and Class R5 shares. These share classes have not yet been registered with the Securities and Exchange Commission and are expected to commence operations on or about October 1, 2020. The launch of Class R3, Class R4 and Class R5 shares is contingent upon approval of Proposal 1 by shareholders of each of the RetirementReady Funds.

Putnam RetirementReady 2060 Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	6.26%	0.61%	7.12%	(6.13)%	0.99%
Class B	0.00%	1.00%	6.26%	0.61%	7.87%	(6.13)%	1.74%
Class C	0.00%	1.00%	6.26%	0.61%	7.87%	(6.13)%	1.74%
Class R	0.00%	0.50%	6.26%	0.61%	7.37%	(6.13)%	1.24%
Class R6	0.00%	N/A	6.18%	0.61%	6.79%	(6.13)%	0.66%
Class Y	0.00%	N/A	6.26%	0.61%	6.87%	(6.13)%	0.74%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/29. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-1

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.55%	0.25%	6.26%	0.61%	7.67%	(6.77)%	0.90%
Class B	0.55%	1.00%	6.26%	0.61%	8.42%	(6.77)%	1.65%
Class C	0.55%	1.00%	6.26%	0.61%	8.42%	(6.77)%	1.65%
Class R	0.55%	0.50%	6.41%	0.61%	8.07%	(6.77)%	1.30%
Class R3*	0.55%	0.25%	6.41%	0.61%	7.82%	(6.77)%	1.05%
Class R4*	0.55%	N/A	6.41%	0.61%	7.57%	(6.77)%	0.80%
Class R5*	0.55%	N/A	6.26%	0.61%	7.42%	(6.77)%	0.65%
Class R6	0.55%	N/A	6.16%	0.61%	7.32%	(6.77)%	0.55%
Class Y	0.55%	N/A	6.26%	0.61%	7.42%	(6.77)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/30. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

Putnam RetirementReady 2055 Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	0.62%	0.62%	1.49%	(0.45)%	1.04%
Class B	0.00%	1.00%	0.62%	0.62%	2.24%	(0.45)%	1.79%
Class C	0.00%	1.00%	0.62%	0.62%	2.24%	(0.45)%	1.79%
Class R	0.00%	0.50%	0.62%	0.62%	1.74%	(0.45)%	1.29%
Class R6	0.00%	N/A	0.50%	0.62%	1.12%	(0.45)%	0.67%
Class Y	0.00%	N/A	0.62%	0.62%	1.24%	(0.45)%	0.79%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-2

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.54%	0.25%	0.58%	0.62%	1.99%	(1.09)%	0.90%
Class B	0.54%	1.00%	0.58%	0.62%	2.74%	(1.09)%	1.65%
Class C	0.54%	1.00%	0.58%	0.62%	2.74%	(1.09)%	1.65%
Class R	0.54%	0.50%	0.73%	0.62%	2.39%	(1.09)%	1.30%
Class R3*	0.54%	0.25%	0.73%	0.62%	2.14%	(1.09)%	1.05%
Class R4*	0.54%	N/A	0.73%	0.62%	1.89%	(1.09)%	0.80%
Class R5*	0.54%	N/A	0.58%	0.62%	1.74%	(1.09)%	0.65%
Class R6	0.54%	N/A	0.48%	0.62%	1.64%	(1.09)%	0.55%
Class Y	0.54%	N/A	0.58%	0.62%	1.74%	(1.09)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

Putnam RetirementReady 2050 Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	0.32%	0.62%	1.19%	(0.18)%	1.01%
Class B	0.00%	1.00%	0.32%	0.62%	1.94%	(0.18)%	1.76%
Class C	0.00%	1.00%	0.32%	0.62%	1.94%	(0.18)%	1.76%
Class R	0.00%	0.50%	0.32%	0.62%	1.44%	(0.18)%	1.26%
Class R6	0.00%	N/A	0.23%	0.62%	0.85%	(0.18)%	0.67%
Class Y	0.00%	N/A	0.32%	0.62%	0.94%	(0.18)%	0.76%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-3

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.53%	0.25%	0.31%	0.62%	1.71%	(0.81)%	0.90%
Class B	0.53%	1.00%	0.31%	0.62%	2.46%	(0.81)%	1.65%
Class C	0.53%	1.00%	0.31%	0.62%	2.46%	(0.81)%	1.65%
Class R	0.53%	0.50%	0.46%	0.62%	2.11%	(0.81)%	1.30%
Class R3*	0.53%	0.25%	0.46%	0.62%	1.86%	(0.81)%	1.05%
Class R4*	0.53%	N/A	0.46%	0.62%	1.61%	(0.81)%	0.80%
Class R5*	0.53%	N/A	0.31%	0.62%	1.46%	(0.81)%	0.65%
Class R6	0.53%	N/A	0.21%	0.62%	1.36%	(0.81)%	0.55%
Class Y	0.53%	N/A	0.31%	0.62%	1.46%	(0.81)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

Putnam RetirementReady 2045 Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	0.32%	0.63%	1.20%	(0.17)%	1.03%
Class B	0.00%	1.00%	0.32%	0.63%	1.95%	(0.17)%	1.78%
Class C	0.00%	1.00%	0.32%	0.63%	1.95%	(0.17)%	1.78%
Class R	0.00%	0.50%	0.32%	0.63%	1.45%	(0.17)%	1.28%
Class R6	0.00%	N/A	0.22%	0.63%	0.85%	(0.17)%	0.68%
Class Y	0.00%	N/A	0.32%	0.63%	0.95%	(0.17)%	0.78%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-4

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.52%	0.25%	0.30%	0.63%	1.70%	(0.80)%	0.90%
Class B	0.52%	1.00%	0.30%	0.63%	2.45%	(0.80)%	1.65%
Class C	0.52%	1.00%	0.30%	0.63%	2.45%	(0.80)%	1.65%
Class R	0.52%	0.50%	0.45%	0.63%	2.10%	(0.80)%	1.30%
Class R3*	0.52%	0.25%	0.45%	0.63%	1.85%	(0.80)%	1.05%
Class R4*	0.52%	N/A	0.45%	0.63%	1.60%	(0.80)%	0.80%
Class R5*	0.52%	N/A	0.30%	0.63%	1.45%	(0.80)%	0.65%
Class R6	0.52%	N/A	0.20%	0.63%	1.35%	(0.80)%	0.55%
Class Y	0.52%	N/A	0.30%	0.63%	1.45%	(0.80)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

Putnam RetirementReady 2040 Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	0.22%	0.62%	1.09%	(0.09)%	1.00%
Class B	0.00%	1.00%	0.22%	0.62%	1.84%	(0.09)%	1.75%
Class C	0.00%	1.00%	0.22%	0.62%	1.84%	(0.09)%	1.75%
Class R	0.00%	0.50%	0.22%	0.62%	1.34%	(0.09)%	1.25%
Class R6	0.00%	N/A	0.14%	0.62%	0.76%	(0.09)%	0.67%
Class Y	0.00%	N/A	0.22%	0.62%	0.84%	(0.09)%	0.75%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-5

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.51%	0.25%	0.22%	0.62%	1.60%	(0.70)%	0.90%
Class B	0.51%	1.00%	0.22%	0.62%	2.35%	(0.70)%	1.65%
Class C	0.51%	1.00%	0.22%	0.62%	2.35%	(0.70)%	1.65%
Class R	0.51%	0.50%	0.37%	0.62%	2.00%	(0.70)%	1.30%
Class R3*	0.51%	0.25%	0.37%	0.62%	1.75%	(0.70)%	1.05%
Class R4*	0.51%	N/A	0.37%	0.62%	1.50%	(0.70)%	0.80%
Class R5*	0.51%	N/A	0.22%	0.62%	1.35%	(0.70)%	0.65%
Class R6	0.51%	N/A	0.12%	0.62%	1.25%	(0.70)%	0.55%
Class Y	0.51%	N/A	0.22%	0.62%	1.35%	(0.70)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

Putnam RetirementReady 2035 Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	0.25%	0.59%	1.09%	(0.11)%	0.98%
Class B	0.00%	1.00%	0.25%	0.59%	1.84%	(0.11)%	1.73%
Class C	0.00%	1.00%	0.25%	0.59%	1.84%	(0.11)%	1.73%
Class R	0.00%	0.50%	0.25%	0.59%	1.34%	(0.11)%	1.23%
Class R6	0.00%	N/A	0.16%	0.59%	0.75%	(0.11)%	0.64%
Class Y	0.00%	N/A	0.25%	0.59%	0.84%	(0.11)%	0.73%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-6

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.50%	0.25%	0.24%	0.59%	1.58%	(0.68)%	0.90%
Class B	0.50%	1.00%	0.24%	0.59%	2.33%	(0.68)%	1.65%
Class C	0.50%	1.00%	0.24%	0.59%	2.33%	(0.68)%	1.65%
Class R	0.50%	0.50%	0.39%	0.59%	1.98%	(0.68)%	1.30%
Class R3*	0.50%	0.25%	0.39%	0.59%	1.73%	(0.68)%	1.05%
Class R4*	0.50%	N/A	0.39%	0.59%	1.48%	(0.68)%	0.80%
Class R5*	0.50%	N/A	0.24%	0.59%	1.33%	(0.68)%	0.65%
Class R6	0.50%	N/A	0.14%	0.59%	1.23%	(0.68)%	0.55%
Class Y	0.50%	N/A	0.24%	0.59%	1.33%	(0.68)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

Putnam RetirementReady 2030 Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	0.21%	0.56%	1.02%	(0.08)%	0.94%
Class B	0.00%	1.00%	0.21%	0.56%	1.77%	(0.08)%	1.69%
Class C	0.00%	1.00%	0.21%	0.56%	1.77%	(0.08)%	1.69%
Class R	0.00%	0.50%	0.21%	0.56%	1.27%	(0.08)%	1.19%
Class R6	0.00%	N/A	0.13%	0.56%	0.69%	(0.08)%	0.61%
Class Y	0.00%	N/A	0.21%	0.56%	0.77%	(0.08)%	0.69%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-7

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.49%	0.25%	0.21%	0.56%	1.51%	(0.61)%	0.90%
Class B	0.49%	1.00%	0.21%	0.56%	2.26%	(0.61)%	1.65%
Class C	0.49%	1.00%	0.21%	0.56%	2.26%	(0.61)%	1.65%
Class R	0.49%	0.50%	0.36%	0.56%	1.91%	(0.61)%	1.30%
Class R3*	0.49%	0.25%	0.36%	0.56%	1.66%	(0.61)%	1.05%
Class R4*	0.49%	N/A	0.36%	0.56%	1.41%	(0.61)%	0.80%
Class R5*	0.49%	N/A	0.21%	0.56%	1.26%	(0.61)%	0.65%
Class R6	0.49%	N/A	0.11%	0.56%	1.16%	(0.61)%	0.55%
Class Y	0.49%	N/A	0.21%	0.56%	1.26%	(0.61)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

Putnam RetirementReady 2025 Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	0.24%	0.56%	1.05%	(0.10)%	0.95%
Class B	0.00%	1.00%	0.24%	0.56%	1.80%	(0.10)%	1.70%
Class C	0.00%	1.00%	0.24%	0.56%	1.80%	(0.10)%	1.70%
Class R	0.00%	0.50%	0.24%	0.56%	1.30%	(0.10)%	1.20%
Class R6	0.00%	N/A	0.15%	0.56%	0.71%	(0.10)%	0.61%
Class Y	0.00%	N/A	0.24%	0.56%	0.80%	(0.10)%	0.70%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-8

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.48%	0.25%	0.23%	0.56%	1.52%	(0.62)%	0.90%
Class B	0.48%	1.00%	0.23%	0.56%	2.27%	(0.62)%	1.65%
Class C	0.48%	1.00%	0.23%	0.56%	2.27%	(0.62)%	1.65%
Class R	0.48%	0.50%	0.38%	0.56%	1.92%	(0.62)%	1.30%
Class R3*	0.48%	0.25%	0.38%	0.56%	1.67%	(0.62)%	1.05%
Class R4*	0.48%	N/A	0.38%	0.56%	1.42%	(0.62)%	0.80%
Class R5*	0.48%	N/A	0.23%	0.56%	1.27%	(0.62)%	0.65%
Class R6	0.48%	N/A	0.13%	0.56%	1.17%	(0.62)%	0.55%
Class Y	0.48%	N/A	0.23%	0.56%	1.27%	(0.62)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

Putnam RetirementReady 2020 Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	0.21%	0.55%	1.01%	(0.08)%	0.93%
Class B	0.00%	1.00%	0.21%	0.55%	1.76%	(0.08)%	1.68%
Class C	0.00%	1.00%	0.21%	0.55%	1.76%	(0.08)%	1.68%
Class R	0.00%	0.50%	0.21%	0.55%	1.26%	(0.08)%	1.18%
Class R6	0.00%	N/A	0.13%	0.55%	0.68%	(0.08)%	0.60%
Class Y	0.00%	N/A	0.21%	0.55%	0.76%	(0.08)%	0.68%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-9

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.47%	0.25%	0.21%	0.55%	1.48%	(0.58)%	0.90%
Class B	0.47%	1.00%	0.21%	0.55%	2.23%	(0.58)%	1.65%
Class C	0.47%	1.00%	0.21%	0.55%	2.23%	(0.58)%	1.65%
Class R	0.47%	0.50%	0.36%	0.55%	1.88%	(0.58)%	1.30%
Class R3*	0.47%	0.25%	0.36%	0.55%	1.63%	(0.58)%	1.05%
Class R4*	0.47%	N/A	0.36%	0.55%	1.38%	(0.58)%	0.80%
Class R5*	0.47%	N/A	0.21%	0.55%	1.23%	(0.58)%	0.65%
Class R6	0.47%	N/A	0.11%	0.55%	1.13%	(0.58)%	0.55%
Class Y	0.47%	N/A	0.21%	0.55%	1.23%	(0.58)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

Putnam RetirementReady Maturity Fund
Current Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses	expenses	expenses	ment#	ment
Class A	0.00%	0.25%	0.25%	0.56%	1.06%	(0.12)%	0.94%
Class B	0.00%	1.00%	0.25%	0.56%	1.81%	(0.12)%	1.69%
Class C	0.00%	1.00%	0.25%	0.56%	1.81%	(0.12)%	1.69%
Class R	0.00%	0.50%	0.25%	0.56%	1.31%	(0.12)%	1.19%
Class R6	0.00%	N/A	0.17%	0.56%	0.73%	(0.12)%	0.61%
Class Y	0.00%	N/A	0.25%	0.56%	0.81%	(0.12)%	0.69%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/20. This obligation may be modified or discontinued only with approval of the Board of Trustees.

D-10

Proposed Fees and Expenses:

							Total
							annual fund
							operating
					Total		expenses
		Distri-		Acquired	annual		after
		bution		fund fees	fund	Expense	expense
	Manage-	and service	Other	and	operating	reimburse-	reimburse-
Share class	ment fees	(12b-1) fees	expenses<	expenses	expenses	ment#	ment
Class A	0.46%	0.25%	0.25%	0.56%	1.52%	(0.62)%	0.90%
Class B	0.46%	1.00%	0.25%	0.56%	2.27%	(0.62)%	1.65%
Class C	0.46%	1.00%	0.25%	0.56%	2.27%	(0.62)%	1.65%
Class R	0.46%	0.50%	0.40%	0.56%	1.92%	(0.62)%	1.30%
Class R3*	0.46%	0.25%	0.40%	0.56%	1.67%	(0.62)%	1.05%
Class R4*	0.46%	N/A	0.40%	0.56%	1.42%	(0.62)%	0.80%
Class R5*	0.46%	N/A	0.25%	0.56%	1.27%	(0.62)%	0.65%
Class R6	0.46%	N/A	0.15%	0.56%	1.17%	(0.62)%	0.55%
Class Y	0.46%	N/A	0.25%	0.56%	1.27%	(0.62)%	0.65%

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/21. This obligation may be modified or discontinued only with approval of the Board of Trustees.

< Other expenses have been restated to reflect revised investor servicing fees applicable to the fund’s shares.

* Classes R3, R4 and R5 are expected to commence operations on or about 10/1/20.

D-11

APPENDIX E — PREVIOUS TRUSTEE APPROVAL OF MANAGEMENT CONTRACT FOR THE RETIREMENTREADY FUNDS IN JUNE 2019

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate

E-1

entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

E-2

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances – for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry – that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under their management contracts, the underlying Putnam funds in which your fund invests have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. Some of the underlying Putnam funds’ management contracts also provide for performance fees. The Trustees concluded that the fee schedules in effect for the underlying Putnam funds in which your fund invests represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented two expense limitations that were in effect during your fund’s fiscal year ending in 2018. One expense limitation was a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses. This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2018. PSERV has agreed to maintain this expense limitation until at least November 30, 2020. In addition, Putnam Management has agreed to reimburse all so-called “other expenses” of your fund (i.e., all expenses excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) through at least November 30, 2020 (for Putnam RetirementReady 2060 Fund, through at least November 30, 2029). The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the following quintiles in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

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Total
expenses
(quintile)
Putnam RetirementReady 2060 Fund (“2060 Fund”)	2nd
Putnam RetirementReady 2055 Fund (“2055 Fund”)	4th
Putnam RetirementReady 2050 Fund (“2050 Fund”)	4th
Putnam RetirementReady 2045 Fund (“2045 Fund”)	4th
Putnam RetirementReady 2040 Fund (“2040 Fund”)	4th
Putnam RetirementReady 2035 Fund (“2035 Fund”)	4th
Putnam RetirementReady 2030 Fund (“2030 Fund”)	4th
Putnam RetirementReady 2025 Fund (“2025 Fund”)	4th
Putnam RetirementReady 2020 Fund (“2020 Fund”)	4th
Putnam RetirementReady Maturity Fund (“Maturity Fund”)	2nd

(Total expenses reflect the fees and expenses borne directly by the Putnam RetirementReady® Funds and the competitive funds included in the custom Lipper peer groups, as well as the underlying funds’ net fees and expenses, which the Putnam RetirementReady® Funds and the funds included in the custom Lipper peer groups bear indirectly.)

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means

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uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness

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of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of the Maturity Fund, the Trustees considered that the fund’s class A shares net return was negative over the one-year period ended December 31, 2018 and was positive over the three-year and five-year periods ended December 31, 2018. In the case of the 2060 Fund (which commenced operations on November 30, 2015 and had a track record of only thirty-seven months), the Trustees considered that the fund’s class A share net return was negative and trailed the return of its internal benchmark over the one-year period ended December 31, 2018 and was positive and trailed the return of its internal benchmark over the three-year period ended December 31, 2018. In the case of each of the other Putnam RetirementReady® Funds, the Trustees considered information about the fund’s total return and its performance relative to its internal benchmark for the one-year, three-year and five-year periods ended December 31, 2018. Over the one-year period, each fund’s class A share net return was negative and trailed the return of its internal benchmark. Over the three-year and five-year periods, each fund’s class A share net return was positive and trailed the return of its internal benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern in particular about the underperformance of each of the Putnam RetirementReady® Funds, except for the Maturity Fund, relative to its benchmark over the one-year period ended December 31, 2018 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that each fund’s underperformance in 2018 largely resulted from the underperformance of its underlying funds, which Putnam Management believed was driven by a number of factors. The Trustees considered Putnam Management’s view that the quantitative equity security selection process used by the underlying funds performed less favorably in 2018’s volatile market. The Trustees also noted Putnam Management’s observations that the underlying funds’ performance was hurt by an overweight allocation to equities, especially in the fourth quarter of 2018, by exposure to commodities when oil prices fell in the fourth quarter of 2018, and by their term structure positioning when interest rates increased in early 2018.

The Trustees noted that each fund had generally performed in line with its benchmark, net of fees and expenses, for the five-year period ended December 31, 2018 in spite of its weak performance in 2018. In addition, the Trustees observed that each fund had

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outperformed its benchmark, net of fees and expenses, for the year-to-date period through February 28, 2019, noting Putnam Management’s view that the market environment had become more favorable to the funds’ investment process during this recent period. The Trustees considered that Putnam Management remained confident in each fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

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Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

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APPENDIX F — OTHER SIMILAR FUNDS ADVISED BY PUTNAM MANAGEMENT

Other Similar Funds Advised by Putnam Management

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services and that may have similar investment goals and policies to the RetirementReady Funds.

	Fee Rate
Other Funds with Similar	(based on average	Average Net Assets
Objectives to the Funds	daily net assets)	of April 30, 2020
Putnam Retirement Advantage 2060 Fund	0.45%	$32,245
Putnam Retirement Advantage 2055 Fund	0.44%	$93,121
Putnam Retirement Advantage 2050 Fund	0.43%	$356,760
Putnam Retirement Advantage 2045 Fund	0.42%	$555,134
Putnam Retirement Advantage 2040 Fund	0.41%	$666,528
Putnam Retirement Advantage 2035 Fund	0.40%	$1,310,000
Putnam Retirement Advantage 2030 Fund	0.39%	$1,280,000
Putnam Retirement Advantage 2025 Fund	0.38%	$1,180,000
Putnam Retirement Advantage 2020 Fund	0.37%	$613,716
Putnam Retirement Advantage Maturity Fund	0.36%	$134,553

F-1

APPENDIX G: 5% BENEFICIAL OWNERSHIP

At May 31, 2020, to the knowledge of the RetirementReady Funds, no person owned of record or to the knowledge of the funds beneficially 5% or more of any class of shares of any RetirementReady Fund, except as shown in the tables below.

Putnam RetirementReady 2060 Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Great West IRA Advantage
A	8515 E. Orchard Road 2T2	121,563.663	71.96%
	Greenwood Village, CO 80111-5002
	PUTNAM INVESTMENTS, LLC
B	100 Federal Street	1,211.014	58.11%
	Boston, MA 02110
	HEATHER M TROMBLEY CUST
	For Joshua D. Trombley
B	U/NY Unif Transfer To M/A	299.275	14.36%
	920 Mason St.
	Morrisonville, NY 12962-2725
	ROBERT H TROMBLEY CUST
	For Matthew R. Trombley
B	U/NY Unif Transfer To M/A	298.966	14.35%
	920 Mason St.
	Morrisonville, NY 12962-2725
	LPL FINANCIAL
	ATTN: Lindsay O’Toole
B	4707 Executive Drive	274.752	13.18%
	San Diego, CA 92121-3091
	JUAN M. LEON-ESTRADA
	IRA Rollover Plan
C	14154 W Stanislaus Ave.	3,165.094	18.37%
	Kerman, CA 93630-2119
	CONNOR B. TRYON
C	2502 Los Alamos Ct.	3,095.914	17.97%
	Las Cruces, NM 88011-1657
	POTLUCK PICK-UP
	Simple Ira Plan
C	A/C Jacob H. Kloosterhouse	956.431	5.55%
	6101 Lake Michigan Dr. Apt. B211
	Allendale, MI 49401-9283
	LUIZ ORTIZ
	Roth Ira Plan
C	36 Lafayette Ln.	919.098	5.33%
	Cherry Hill, NJ 08003-2540
	PUTNAM INVESTMENTS, LLC
R	100 Federal Street	1,224.177	100.00%
	Boston, MA 02110
	GREAT WEST TRUST COMPANY LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	62,395.002	83.42%
	Greenwood Village, CO 80111-5002

G-1

			Percentage
Class	Shareholder name and address	Holdings	owned
	TIAA-CREF TRUST COMPANY
	FBO Retirement Plans
R6	211 N Broadway Suite 1000	10,581.451	14.15%
	Saint Louis, MO 63102-2748
	MATRIX TRUST COMPANY CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th St, STE 1300	13,005.663	62.48%
	Denver, CO 80202
	JOSEPH A. MORAIS
Y	21 Roland Way	1,649.149	7.92%
	Milford, MA 01757-5601
	GREAT-WEST TRUST CO LLC
	Employee Benefit Plans
Y	8515 E. Orchard Road 2T2	1,637.244	7.86%
	Greenwood Village, CO 80111-5002
	PUTNAM INVESTMENTS, LLC
Y	100 Federal Street	1,254.158	6.02%
	Boston, MA 02110
	LPL FINANCIAL
	ATTN: Lindsay O’Toole
Y	4707 Executive Drive	1,144.641	5.50%
	San Diego, CA 92121-3091

Putnam RetirementReady 2055 Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Great West IRA Advantage
A	8515 E. Orchard Road 2T2	7.29%	7.29%
	Greenwood Village, CO 80111-5002
	TIMOTHY J. MACLAUGHLIN, JR
B	21 Poulin Drive	7.29%	7.29%
	Lancaster, MA 01523
	SARAH J. MURPHY
B	29 Alton Ave	7.29%	7.29%
	Cumberland, RI 02864
	PERSHING LLC
B	1 Pershing Plaza	7.29%	7.29%
	Jersey City, NJ 07399
	ALEXIS PETERSEN
B	8242 S Festive Way	7.29%	7.29%
	West Jordan, UT84088
	JANELLE K. MACLAUGHLIN
B	21 Poulin Drive	7.29%	7.29%
	Lancaster, MA 01523
	HE WANG
C	12 McChesney CT	7.29%	7.29%
	West Orange, NJ 07052

G-2

			Percentage
Class	Shareholder name and address	Holdings	owned
	SYSTEMATIC ASIAN LEADERSHIP
	A/C Nathan Clifton
C	P.O. Box 38405	7.29%	7.29%
	Charlotte, NC 28272
	ASCENSUS TRUST COMPANY
	Economy Paving Co., Inc.
R	P.O. Box 10758	7,544.552	79.06%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY
	Aero Studios Limited 401(K)/PS Plan
R	P.O. Box 10758	1,279.518	13.41%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY FBO
	Rotterdam Fire District #2 SAP 692
R	P.O. Box 10758	552.270	5.79%
	Fargo, ND 58106-0758
	GREAT WEST TRUST COMPANY LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	490,532.729	81.82%
	Greenwood Village, CO 80111-5002
	TIAA-CREF TRUST COMPANY
	FBO Retirement Plans
R6	211 N Broadway Suite 1000	57,069.905	9.52%
	Saint Louis, MO 63102-2748
	GREAT-WEST TRUST CO LLC
	Recordkeeping for Various Benefit Plans
R6	8515 E. Orchard Road 2T2	33,336.546	5.56%
	Greenwood Village, CO 80111-5002
	MATRIX TRUST COMPANY CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th St, STE 1300	31,716.664	53.06%
	Denver, CO 80202
	GREAT-WEST TRUST CO LLC
	Employee Benefits Clients
Y	8515 E. Orchard Road 2T2	20,995.372	35.12%
	Greenwood Village, CO 80111-5002

Putnam RetirementReady 2050 Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Great-West IRA Advantage
A	8515 E. Orchard Road 2T2	2,435,065.290	81.31%
	Greenwood Village, CO 80111-5002
	NATIONAL FINANCIAL SERVICES, LLC
	FBO its customers
B	499 Washington Blvd.	2,560.482	15.05%
	Jersey City, NJ 07310
	ANNA E. HARWARD
B	1964 W Marblewood Dr.	1,364.139	8.02%
	Riverton, UT 84065-5726

G-3

			Percentage
Class	Shareholder name and address	Holdings	owned
	ANDREW V. CRUZ
	IRA Rollover Plan
B	230-01 88th Ave.	1,261.009	7.41%
	Bellerose, NY 11427-2622
	SHANNON M. GENDAY
	IRA Rollover Plan
B	1103 Club Dr.	1,182.209	6.95%
	Johnstown, PA 15905-1906
	BLAIR RATNER
	IRA Rollover Plan
B	451 W Olive St.	1,141.294	6.71%
	Long Beach, NY 11561-3127
	JEREMY J. SMITH
	IRA Plan
B	22686 Garman Rd.	1,042.543	6.13%
	Defiance, OH 43512-9089
	EVAN J FISHER-DAMSGARD
	Roth IRA Plan
B	642 University Dr.	1,002.389	5.89%
	Eau Claire, WI 54701-6119
	PERSHING LLC
B	1 Pershing Plaza	963.377	5.66%
	Jersey City, NJ 07399
	LYNLEE A POTTER
	SEP IRA Plan
B	A/C Lynlee A. P. Davies	942.660	5.54%
	6233 Keokea Pl. Apt. 103
	Honolulu, HI 96825-1249
	AMERICAN ENTERPRISE INVESTMENT SERVICES
C	707 2nd Ave. S	4,988.673	10.09%
	Minneapolis, MN 55402-2405
	WYOMING.COM
	Simple IRA Plan
C	A/C Ryan L. Cassity	2,796.750	5.66%
	114 Yeates Lane
	Riverton, WY 82501-8925
	BRIDGEWATER-RAYNHAM REG SCH DIST
	403(B) PLAN
C	A/C Meghan O. Driscoll	2,717.215	5.50%
	50 Aspen Dr
	Bridgewater, MA 02324-1244
	CANTON PUBLIC SCHOOLS
	403(B) PLAN
C	A/C Julie A. Foley	2,607.078	5.27%
	787 Sea St.
	Quincy, MA 02169-3421
	ASCENSUS TRUST COMPANY
	Economy Paving Co., Inc.
R	P.O. Box 10758	11,664.454	35.78%
	Fargo, ND 58106-0758

G-4

			Percentage
Class	Shareholder name and address	Holdings	owned
	MATRIX TRUST COMPANY
	Millwright Holdings LLC 401(k)
R	717 17th St. Ste 1300	10,762.361	33.01%
	Denver, CO 80202-3304
	ASCENSUS TRUST COMPANY
	Joyce & McFarland LLP Retirement Trust
R	P.O. Box 10758	7,975.091	24.46%
	Fargo, ND 58106-0758
	GREAT-WEST TRUST CO LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	414,894.470	77.44%
	Greenwood Village, CO 80111-5002
	TIAA-CREF TRUST COMPANY
	FBO Retirement Plans
R6	211 N Broadway Suite 1000	72,250.370	13.49%
	Saint Louis, MO 63102-2748
	GREAT-WEST TRUST CO LLC
	Recordkeeping for Various Benefit Plans
R6	8515 E. Orchard Road 2T2	27,462.102	5.13%
	Greenwood Village, CO 80111-5002
	MATRIX TRUST COMPANY CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th St, STE 1300	50,761.836	72.39%
	Denver, CO 80202
	GREAT-WEST TRUST CO LLC
	Recordkeeping for Various Benefit Plans
Y	8515 E. Orchard Road 2T2	11,857.473	16.91%
	Greenwood Village, CO 80111-5002
	GREAT-WEST TRUST CO LLC
	Employee Benefits Clients
Y	8515 E. Orchard Road 2T2	3,537.905	5.05%
	Greenwood Village, CO 80111-5002

Putnam RetirementReady 2045 Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Great-West IRA Advantage
A	8515 E. Orchard Road 2T2	2,530,730.536	73.30%
	Greenwood Village, CO 80111-5002
	KRISTEN M. HUG
B	24597 Country Road	4,886.530	16.92%
	Archbold, OH 43502
	JODI A. TURNWALD
B	22714 Road N	4,343.590	15.04%
	Cloverdale, OH 45827
	LATTER AND BLUM
	A/C Gregory S. Jeanfreau
B	1504 Sauvage Street	2,511.655	8.70%
	New Orleans, LA 70119

G-5

			Percentage
Class	Shareholder name and address	Holdings	owned
	NATIONAL FINANCIAL SERVICES, LLC
	FBO its customers
B	499 Washington BLVD	2,016.024	6.98%
	Jersey City, NJ 07310
	PERSHING LLC
B	P.O. Box 2052	1,756.736	6.08%
	Jersey City, NJ 07303-2052
	SPENCE G. MCDONALD
	IRA ROLLOVER PLAN
B	5780 S Turner Dr.	1,578.213	5.46%
	Salt Lake City, UT 84121-1650
	CARAVAN VET
	A/C Christa A. Williams
C	9 W Franklin Ave. Apt. 205	4,446.503	8.38%
	Minneapolis, MN 55404-2595
	BRIDGEWATER-RAYNHAM REG SCHOOL DISTRICT
	403(B) PLAN
C	A/C Katelyn O. Carreau	3,980.085	7.50%
	413 Country Club Way
	Kingston, MA 02364-4108
	PERSHING LLC
C	P.O. Box 2052	2,800.046	5.28%
	Jersey City, NJ 07303-2052
	ASCENSUS TRUST COMPANY
	Joyce & McFarland LLP Retirement Trust
R	P.O. Box 10758	4,172.317	39.08%
	Fargo, ND 58106
	MATRIX TRUST COMPANY CUST FBO
	Journey Payroll Retirement Trust
R	717 17th St, STE 1300	2,580.787	24.17%
	Denver, CO 80202
	ASCENSUS TRUST COMPANY FBO
	Rotterdam Fire District #2 SAP 692
R	P.O. Box 10758	1,677.030	15.71%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY
	Economy Paving Co., Inc.
R	P.O. Box 10758	1,670.568	15.65%
	Fargo, ND 58106-0758
	GREAT WEST TRUST COMPANY LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	321,956.244	76.61%
	Greenwood Village, CO 80111-5002
	TIAA-CREF TRUST COMPANY
	FBO Retirement Plans
R6	211 N Broadway Suite 1000	56,877.584	13.53%
	Saint Louis, MO 63102-2748
	MATRIX TRUST COMPANY CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th St, STE 1300	72,287.849	68.77%
	Denver, CO 80202

G-6

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Employee Benefits Clients
Y	8515 E. Orchard Road 2T2	22,474.909	21.38%
	Greenwood Village, CO 80111-5002
	GREAT-WEST TRUST CO LLC
	Recordkeeping for Various Benefit Plans
Y	8515 E. Orchard Road 2T2	5,973.878	5.68%
	Greenwood Village, CO 80111-5002

Putnam RetirementReady 2040 Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT WEST TRUST COMPANY LLC
	Great-West IRA Advantage
A	8515 E. Orchard Road 2T2	5,975,496.767	86.95%
	Greenwood Village, CO 80111-5002
	MATTHEW KOHUT
B	84 Winfried Drive	2,763.402	10.25%
	Merrick, NY 11566
	NATIONAL FINANCIAL SERVICES LLC
	FBO its customers
B	499 Washington BLVD	2,065.671	7.66%
	Jersey City, NJ 07310
	CARRIE C. ROSBURG
B	3445 Applegate Dr.	1,788.482	6.63%
	Casper, WY 82604-4280
	CHRISTINE M. CASTILLO
	IRA Rollover Plan
B	115 Sturdivant St.	1,624.744	6.03%
	Madison,AL 35758-1625
	CHRISTINE V. PARKER
	IRA Rollover Plan
B	6720 S Sherman St.	1,480.502	5.49%
	Centennial, CO 80122-1024
	BRADLEY BUEHNER
	IRA Rollover Plan
B	340 N Orchard Dr.	1,452.188	5.39%
	N Salt Lake, UT 84054-3116
	CHRIS A BURGEI
	IRA Plan
B	16696 Road 27	1,446.310	5.36%
	Fort Jennings, OH 45844-8850
	CHRISTINE M. CASTILLO
	IRA Rollover Plan
B	115 Sturdivant St.	1,404.915	5.21%
	Madison,AL 35758-1625
	STIFEL NICOLAUS & CO, INC.
	Exclusive Benefit of Customers
C	501 N Broadway	4,821.752	10.51%
	St. Louis, MO 63102-2188

G-7

			Percentage
Class	Shareholder name and address	Holdings	owned
	KENSEY BARNEY
	SEP IRA PLAN
C	A/C Kensey D. Barney	2,303.989	5.02%
	1611 Mohle Dr.
	Austin, TX 78703-1937
	ASCENSUS TRUST COMPANY
	Economy Paving Co., Inc.
R	P.O. Box 10758	6,904.245	45.68%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY FBO
	Rotterdam Fire District #2 SAP 692
R	P.O. Box 10758	4,901.023	32.42%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY
	Aero Studios Limited 401(K)/PS Plan
R	P.O. Box 10758	1,624.689	10.75%
	Fargo, ND 58106-0758
	MATRIX TRUST COMPANY CUST FBO
	Journey Payroll Retirement Trust
R	717 17th St, STE 1300	1,245.427	8.24%
	Denver, CO 80202
	GREAT WEST TRUST COMPANY LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	465,117.001	69.71%
	Greenwood Village, CO 80111-5002
	TIAA-CREF TRUST COMPANY
	FBO Retirement Plans
R6	211 N Broadway Suite 1000	128,034.533	19.19%
	Saint Louis, MO 63102-2748
	GREAT-WEST TRUST CO LLC
	Recordkeeping for Various Benefit Plans
R6	8515 E. Orchard Road 2T2	37,296.750	5.59%
	Greenwood Village, CO 80111-5002
	MATRIX TRUST COMPANY CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th St, STE 1300	82,483.154	55.22%
	Denver, CO 80202
	WELLS FARGO BANK FBO
	Kent Corp Non-Qual DCP
Y	1525 West Wt Harris Blvd.	24,971.472	16.72%
	Charlotte, NC 28288-1076
	GREAT-WEST TRUST CO LLC
	Employee Benefits Clients
Y	8515 E. Orchard Road 2T2	15,714.226	10.52%
	Greenwood Village, CO 80111-5002

G-8

Putnam RetirementReady 2035 Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Great West IRA Advantage
A	8515 E. Orchard Road 2T2	4,346,805.065	76.75%
	Greenwood Village, CO 80111-5002
	COR CONSULTING LLC
	A/C Matthew L. Knopf
B	1627 N Mozart St Apt 3N	4,613.583	18.27%
	Chicago, IL 60647-6826
	TAUNTON PUBLIC SCHOOL 403(B) PLAN
B	120 Church St.	3,871.364	15.33%
	West Roxbury, MA 02132-1053
	MADALYN A. BREWER
B	205 Oconee St.	2,545.826	10.08%
	Eatonton, GA 31024-1537
	PERSHING LLC
B	1 Pershing Plaza	2,174.659	8.61%
	Jersey City, NJ 07303-2052
	JERRY W MISIEWICZ
	IRA PLAN
B	26 Brainerd Rd.	1,886.882	7.47%
	Summit, NJ 07901-1411
	NATICK PUBLIC SCHOOLS
	403(B) PLAN
B	A/C Marnie Musante	1,279.583	5.07%
	13 Arthur St.
	Natick, MA 01760-2817
	ASCENSUS TRUST COMPANY
	Gartner Anesthesia PLL
C	P.O. Box 10758	9,500.136	12.78%
	Fargo, ND 58106-0758
	NICHOLAS TANGEMAN LLC 401K PLAN
	FBO Julie Edwards
C	170 N 5th Street	5,592.610	7.52%
	Laramie, WY 82072
	CANDACE L. SMITH
C	10 Dead End Road	5,178.706	6.97%
	Lebanon, PA 17046
	DUSHORE GROCERY, INC.
C	15768 SR 87	5,117.934	6.88%
	Dushore, PA 18614
	ROCKWOOD SCHOOL DISTRICT
	403(B) PLAN
C	A/C Debbie Lucken	4,350.298	5.85%
	18530 Sassafras Point Dr.
	Glencoe, MO 63038-1122
	ASCENSUS TRUST COMPANY
	Economy Paving Co., Inc.
R	P.O. Box 10758	13,163.339	42.88%
	Fargo, ND 58106-0758

G-9

			Percentage
Class	Shareholder name and address	Holdings	owned
	ASCENSUS TRUST COMPANY
	Premier Tool, Inc.
R	P.O. Box 10758	11,368.489	37.04%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY FBO
	Rotterdam Fire District #2 SAP 692
R	P.O. Box 10758	3,191.218	10.40%
	Fargo, ND 58106-0758
	MATRIX TRUST COMPANY CUST FBO
	Mississippi Coast Transportation AU
R	717 17th St, STE 1300	1,934.391	6.30%
	Denver, CO 80202
	GREAT WEST TRUST COMPANY LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	504,515.463	81.06%
	Greenwood Village, CO 80111-5002
	TIAA-CREF TRUST COMPANY
	FBO Retirement Plans
R6	211 N Broadway Suite 1000	84,029.319	13.50%
	Saint Louis, MO 63102-2748
	MATRIX TRUST COMPANY CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th St, STE 1300	126,545.494	66.87%
	Denver, CO 80202
	GREAT-WEST TRUST CO LLC
	Employee Benefits Clients
Y	8515 E. Orchard Road 2T2	27,058.197	14.30%
	Greenwood Village, CO 80111-5002
	GREAT-WEST TRUST CO LLC
	Recordkeeping for Various Benefit Plans
Y	8515 E. Orchard Road 2T2	9,782.647	5.17%
	Greenwood Village, CO 80111-5002

Putnam RetirementReady 2030 Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT WEST TRUST COMPANY LLC
	Great West IRA Advantage
A	8515 E, Orchard Road 2T2	7,601,161.810	83.05%
	Greenwood Village, CO 80111-5002
	CHARLES SCHWAB & CO INC
	Special Custody Account
B	FBO Their Customers	10,414.268	32.90%
	211 Main Street
	San Francisco, CA 94105-1905
	Patricia D. Reef
	IRA ROLLOVER PLAN
B	12530 S Mountain View Dr.	1,910.974	6.04%
	Riverton, UT 84065-7285
	PERSHING LLC
C	1 Pershing Plaza	6,937.577	10.16%
	Jersey City, NJ 07303-2052

G-10

			Percentage
Class	Shareholder name and address	Holdings	owned
	BEAVERCREEK CITY SCHOOLS
	A/C Nicola Moorhead
C	2389 Brown Bark Drive	5,865.342	8.59%
	Beavercreek, OH 45431
	BELVIDERE SCHOOL DISTRICT 100
	403(B) PLAN
C	A/C Kathleen M. Lovins	4,115.232	6.02%
	6217 Ral Mar Rd.
	Rockford, IL 61109-4453
	BEAVERCREEK CITY SCHOOLS
	A/C Staci Auer
C	3848 Mesquite Drive	3,487.885	5.11%
	Beavercreek, OH 45440
	ASCENSUS TRUST COMPANY
	Vantage Technologies USA 401(K) Plan
R	P.O. Box 10758	13,827.764	44.52%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY
	Joyce & McFarland LLP Retirement Trust
R	P.O. Box 10758	5,893.839	18.97%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY
	Economy Paving Co., Inc. Ret Plan
R	P.O. Box 10758	4,733.369	15.24%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY FBO
	Rotterdam Fire District #2 SAP 692
R	P.O. Box 10758	4,306.903	13.87%
	Fargo, ND 58106-0758
	MATRIX TRUST COMPANY CUST FBO
	Mississippi Coast Transportation AU
R	717 17th St, STE 1300	2,204.410	7.10%
	Denver, CO 80202
	GREAT WEST TRUST COMPANY LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	678,183.773	71.58%
	Greenwood Village, CO 80111-5002
	TIAA-CREF TRUST COMPANY
	FBO Retirement Plans
R6	211 N Broadway Suite 1000	141,053.111	14.89%
	Saint Louis, MO 63102-2748
	MATRIX TRUST COMPANY CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th St, STE 1300	103,828.829	41.91%
	Denver, CO 80202
	GREAT-WEST TRUST CO LLC
	Employee Benefits Clients
Y	8515 E. Orchard Road 2T2	98,655.808	39.83%
	Greenwood Village, CO 80111-5002
	WELLS FARGO BANK FBO
	Kent Corp Non-Qual DCP
Y	1525 West Wt Harris Blvd.	15,012.122	6.06%
	Charlotte, NC 28288-1076

G-11

Putnam RetirementReady 2025 Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Great-West IRA Advantage
A	8515 E. Orchard Road 2T2	5,055,851.448	76.91%
	Greenwood Village, CO 80111-5002
	KENNEYVILLE SCHOOL DISTRICT #20
	403(B) PLAN
B	215 Rush St.	3,217.578	12.84%
	Roselle, IL 60172-2224
	LITTLE PEOPLES DAY CARE 403(B) PLAN
B	238 Lincoln St.	1,973.156	7.87%
	Blackstone, MA 01504-1203
	MONTVILLE CT BOE
	403(B) PLAN
B	A/C Deborah Piacenza	1,543.837	6.16%
	945 Vauxhall Street Ext.
	Quaker Hill, CT 06375-1037
	ASCENSUS TRUST COMPANY
	Mr. Appliance Ret Plan E
C	P.O. Box 10758	19,156.376	15.68%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY
	Debra Sutton PA 401K
C	P.O. Box 10758	9,641.423	7.89%
	Fargo, ND 58106-0758
	BEAVERCREEK CITY SCHOOLS
	403(B) Plan
C	A/C Deron J. Schwieterman	6,782.785	5.55%
	2623 Roanoke Avenue
	Oakwood, OH 45419-1354
	MATRIX TRUST COMPANY CUST FBO
	Disabled Resource Services
R	717 17th St, STE 1300	4,003.095	39.69%
	Denver, CO 80202
	ASCENSUS TRUST COMPANY FBO
	Rotterdam Fire District #2 SAP 692
R	P.O. Box 10758	3,578.275	35.48%
	Fargo, ND 58106-0758
	ASCENSUS TRUST COMPANY FBO
	Economy Paving Co., Inc. Ret Plan
R	P.O. Box 10758	2,157.793	21.40%
	Fargo, ND 58106-0758
	GREAT WEST TRUST COMPANY LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	465,561.660	60.47%
	Greenwood Village, CO 80111-5002
	TIAA-CREF TRUST COMPANY
	FBO Retirement Plans
R6	211 N Broadway Suite 1000	164,115.964	21.32%
	Saint Louis, MO 63102-2748

G-12

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Employee Benefits Clients
R6	8515 E. Orchard Road 2T2	87,926.349	11.42%
	Greenwood Village, CO 80111-5002
	MATRIX TRUST COMPANY CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th St, STE 1300	115,177.722	52.11%
	Denver, CO 80202
	GREAT-WEST TRUST CO LLC
	Employee Benefits Clients
Y	8515 E. Orchard Road 2T2	68,993.393	31.22%
	Greenwood Village, CO 80111-5002

Putnam RetirementReady 2020 Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Great-West IRA Advantage
A	8515 E. Orchard Road 2T2	9,807,175.341	88.90%
	Greenwood Village, CO 80111-5002
	BEST POOL MAINTENANCE INC
	SEP IRA PLAN
B	a/c John T. Sanders	2,464.851	9.65%
	1441 Calle Pimiento
	Thousand Oaks, CA 91360-6525
	CLAUDETTE L. MANNING
	Ira Rollover Plan
B	16910 Boothill Road	1,741.118	6.82%
	Stagecoach, TX 77355-4854
	PERSHING, LLC
B	1 Pershing Plaza	1,723.815	6.75%
	Jersey City, NJ 07399-0001
	CITY OF WORCESTER
	403(B) Plan
B	A/C Deidre M. Shea	1,659.784	6.50%
	2 Woodside Drive
	Shrewsbury, MA 01545-7733
	FAIRFIELD BOARD OF EDUCATION
	A/C Eileen Frankel
C	9 Katy Lane	13,838.520	13.01%
	Norwalk, CT 06851
	LPL FINANCIAL
	Attn: Lindsay O’Toole
C	4707 Executive Drive	12,617.479	11.86%
	San Diego, CA 92121-3091
	HUGO F. LEAL & SILVIA LUCRECIA AVILA DE LEAL TTEES
	Leal Living Trust U/A Dtd
C	6204 Colmac Drive	7,577.975	7.12%
	Falls Church, VA 22044-1810

G-13

			Percentage
Class	Shareholder name and address	Holdings	owned
	RAYMOND JAMES
	Omnibus for Mutual Funds
	House Acct Firm 92500015
C	Attn: Courtney Waller	7,311.086	6.87%
	880 Carillon Pkwy
	St Petersburg, FL 33716-1100
	BETHESDA PARK A CONDOMINIUM INC
	SEP Ira Plan
C	A/C James W. Eastman	6,419.001	6.03%
	24057 Sugar Cane Lane
	Gaithersburg, MD 20882-4029
	ASCENSUS TRUST COMPANY FBO
	Rotterdam Fire District #2 SAP 692
R	P.O. Box 10758	13,853.927	83.85%
	Fargo, ND 58106-0758
	MATRIX TRUST COMPANY CUST FBO
	Journey Payroll Retirement Trust
R	717 17th Street Suite 1300	1,341.549	8.12%
	Denver, CO 80202-3304
	TIAA-CREF TRUST COMPANY
	FBO Retirement Plans
R6	211 N Broadway Suite 1000	162,933.354	42.34%
	Saint Louis, MO 63102-2748
	GREAT-WEST TRUST CO LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	129,108.370	33.55%
	Greenwood Village, CO 80111-5002
	GREAT-WEST TRUST CO LLC
	Recordkeeping for various benefit plans
R6	8515 E. Orchard Road 2T2	67,919.263	17.65%
	Greenwood Village, CO 80111-5002
	MATRIX TRUST CO CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th Street Ste 1300	97,905.808	67.29%
	Denver, CO 80202-3304
	WELLS FARGO BANK FBO
	Kent Corp Non-Qual DCP
Y	1525 West Wt Harris Blvd.	9,093.933	6.25%
	Charlotte, NC 28288-1076

Putnam RetirementReady Maturity Fund

			Percentage
Class	Shareholder name and address	Holdings	owned
	GREAT-WEST TRUST CO LLC
	Great-West IRA Advantage
A	8515 E. Orchard Road 2T2	4,924,856.590	79.94%
	Greenwood Village, CO 80111-5002
	LPL FINANCIAL
	ATTN: Lindsay O’Toole
B	4707 Executive Drive	7,596.286	26.52%
	San Diego, CA 92121-3091

G-14

			Percentage
Class	Shareholder name and address	Holdings	owned
	TD AMERITRADE FBO
	Robert Benz IRA TD
B	49 Blenheim DR	3,840.945	13.41%
	Manhasset, NY 11030
	BROCKTON PUBLIC SCHOOL
	403(B) PLAN
B	A/C Linda M. Nogueira	2,675.226	9.34%
	36 Chowdermarch St.
	Marshfield, MA 02050-2062
	SAHODREE THAKURDIN TOD
	Multiple Beneficiaries
B	17 Big Horn Dr.	2,189.758	7.64%
	Palm Coast, FL 32137-3719
	JOSE A. BONOAN
	IRA ROLLOVER PLAN
B	370 Ege Ave.	1,908.976	6.66%
	Jersey City, NJ 07304-1015
	DUNKELBERG MCKINLEY FOLKERS WALK
	A/C Michelle Grimm
B	3019 360th St	1,790.543	6.25%
	Osage, IA 50461
	AMERICAN ENTERPRISE INVESTMENT SVC
	SERVICES
B	707 2nd Ave. S	1,742.582	6.08%
	Minneapolis, MN 55402-2405
	HUA HSING WEI
	IRA PLAN
B	9146 Emperor Ave.	1,491.101	5.20%
	San Gabriel, CA 91775-2019
	PERSHING LLC
C	I Pershing Plaza	14,337.089	28.87%
	Jersey City, NJ 07303
	LPL FINANCIAL
	ATTN: Lindsay O’Toole
C	4707 Executive Drive	8,332.613	16.78%
	San Diego, CA 92121-3091
	CHARLES SCHWAB & CO INC
	Special Custody Account
C	FBO Their Customers	7,966.220	16.04%
	211 Main Street
	San Francisco, CA 94105-1905
	ASCENSUS TRUST COMPANY
	William A. Heller, P.A. Solok
R	P.O. Box 10577	24,735.982	42.13%
	Fargo, ND 58106-0577
	WELLS FARGO BANK FBO
	Kent Corp Non-Qual DCP
R	1525 West Wt Harris Blvd.	16,732.585	28.50%
	Charlotte, NC 28288-1076
	ASCENSUS TRUST COMPANY
	City of Cortland Fire Dept
R	P.O. Box 10577	11,319.894	19.28%
	Fargo, ND 58106-0577

G-15

			Percentage
Class	Shareholder name and address	Holdings	owned
	MATRIX TRUST COMPANY CUST FBO
	Bio-Serv, Inc. Profit Sharing Plan
R	717 17th St, STE 1300	4,109.088	7.00%
	Denver, CO 80202
	GREAT-WEST TRUST CO LLC
	The Putnam Retirement Plan
R6	8515 E. Orchard Road 2T2	126,996.947	88.22%
	Greenwood Village, CO 80111-5002
	MATRIX TRUST COMPANY CUST FBO
	Salt Lake City Corp Retiree HRA
Y	717 17th St, STE 1300	105,994.997	76.79%
	Denver, CO 80202
	GREAT WEST TRUST COMPANY CO LLC
	Employee Benefits Clients
Y	8515 E. Orchard Road 2T2	12,272.583	8.89%
	Greenwood Village, CO 80111-5002

G-16

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G-17

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:
Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com	322265 6/20

EVERY VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

Putnam INVESTMENTS

By signing on the reverse side, you, as a Putnam fund shareholder, appoint Trustees, Kenneth R. Leibler and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your Putnam fund shares on your behalf at the special meeting of the shareholders of the Putnam RetirementReady Funds. The special meeting will take place on September 10, 2020 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on a proposal, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposals for the Putnam RetirementReady Funds (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PUT_31411_052820
PLEASE SIGN AND DATE YOUR CARD ON THE REVERSE SIDE.

EVERY VOTE IS IMPORTANT

**IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD**

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Special Meeting or any adjournment(s).

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals The Trustees recommend a vote FOR the Proposals.

1. Approving a new management contract for your fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Putnam RetirementReady 2020 Fund	☐	☐	☐	02 Putnam RetirementReady 2025 Fund	☐	☐	☐
03 Putnam RetirementReady 2030 Fund	☐	☐	☐	04 Putnam RetirementReady 2035 Fund	☐	☐	☐
05 Putnam RetirementReady 2040 Fund	☐	☐	☐	06 Putnam RetirementReady 2045 Fund	☐	☐	☐
07 Putnam RetirementReady 2050 Fund	☐	☐	☐	08 Putnam RetirementReady 2055 Fund	☐	☐	☐
09 Putnam RetirementReady 2060 Fund	☐	☐	☐	10 Putnam RetirementReady Maturity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Putnam RetirementReady 2020 Fund	☐	☐	☐	02 Putnam RetirementReady 2025 Fund	☐	☐	☐
03 Putnam RetirementReady 2030 Fund	☐	☐	☐	04 Putnam RetirementReady 2035 Fund	☐	☐	☐
05 Putnam RetirementReady Maturity Fund	☐	☐	☐				

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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